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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


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               (Date of Report (Date of earliest event reported)):

                                September 1, 2006


                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
             (Exact name of registrant as specified in its charter)


          Maryland                    033-68728                13-3726306
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)

              50 Rockefeller Plaza
                  New York, NY                                   10020
    (Address of principal executive offices)                   (Zip Code)


                                 (212) 492-1100
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     (a) Not applicable.

     (b) On September 1, 2006 Gordon F. DuGan resigned from the Board of Directors of Corporate Property Associates 12 Incorporated (the "Company") in order to maintain a majority of independent directors on the Board of Directors, as provided in the Company's bylaws. Mr. DuGan will remain a director of the Boards of Directors of Corporate Property Associates 15 Incorporated, Corporate Property Associates 16 - Global Incorporated and W. P. Carey & Co. LLC.

     (c) Not applicable.

     (d) Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CORPORATE PROPERTY ASSOCIATES 12
                                        INCORPORATED



Date: September 1, 2006                 By:  /s/  Mark J. DeCesaris
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                                             Mark J. DeCesaris
                                             Managing Director and acting Chief
                                             Financial Officer